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                                                                    EXHIBIT 99.7

                SECTION 2.2(A) PURCHASE AGREEMENT AND ASSIGNMENT


         THIS SECTION 2.2(a) PURCHASE AGREEMENT AND ASSIGNMENT (this "Agreement") is made and entered into as of this 31st day of May, 2000, by and among ALTERRA HEALTHCARE CORPORATION, a Delaware corporation (the "Company"), RDVEPCO, L.L.C., a Michigan limited liability company, GROUP ONE INVESTORS, L.L.C., a Delaware limited liability company, HOLIDAY RETIREMENT 2000, LLC, a Washington limited liability company, the ELSA D. PRINCE LIVING TRUST and RDV MANOR CARE, L.L.C., a Michigan limited liability company (each, individually a "Purchaser" and collectively, the "Purchasers") and HBK MASTER FUND L.P., a Cayman Islands limited partnership ("HBK").


                                R E C I T A L S:


         WHEREAS, the Company and Purchasers executed and entered into that certain Purchase Agreement dated as of April 26, 2000, as amended pursuant to the First Amendment to Purchase Agreement dated as of May 31, 2000 (as so amended, the "Purchase Agreement"), whereby the Company agreed to issue and sell to the Purchasers and the Purchasers proposed to purchase from the Company, the "Series A Stock", the "Series A Debentures" and the "Series B Debentures" (as such terms are defined in the Purchase Agreement);

         WHEREAS, pursuant to Section 2.2(a) of the Purchase Agreement, the Company is entitled to issue, under certain conditions, up to $65,000,000 face amount of the Company's Series C 9.75% Convertible Pay-In-Kind Debentures (the "Series C Debentures");

         WHEREAS, pursuant to Section 2.2(a), the Company has agreed to issue, with the Purchasers' consent, and HBK has agreed to purchase $35,096,000 in face amount of the Series C Debentures, in the manner and as more particularly described below.

         NOW, THEREFORE, the parties hereto promise and agree hereto as follows:

                                    ARTICLE I

                                  Definitions.

         Section 1.1 Terms Defined in the Purchase Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Purchase Agreement shall have the same meanings whenever used in this Agreement.


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                                   ARTICLE II

                    Agreement to Acquire Series C Debentures

         Section 2.1. Purchase of Series C Debentures. Simultaneously with the execution and delivery of this Agreement, HBK is hereby purchasing, and Company is hereby authorizing the issuance of, $35,096,000 in face amount of the Series C Debentures (the "HBK Debentures") pursuant to and in the manner contemplated by Section 2.2(a) of the Purchase Agreement, which purchase and issuance are hereby consented to by the Purchasers.

         Section 2.2.      Purchase Price. HBK and the Company hereby agree that
(a) the purchase price for $7,000,000 in face amount of the HBK Debentures shall consist of $7,000,000.00 payable to the Company in cash and (b) the purchase price for the remaining $28,096,000 in face amount of the HBK Debentures shall consist of the transfer and conveyance to the Company by HBK of the "Surrendered Debentures" (as defined in Section 2.3 hereof).

         Section 2.3 Assignment of Surrendered Debentures and Cash Payment. HBK hereby confirms to the Company that, simultaneously herewith, it has caused to be transferred to the Company's account at McDonald & Co. Securities, Inc. (which account is described on Schedule 1 hereto): (i) Seven Million and No/100 Dollars ($7,000,000.00) in full payment for the Debentures referenced in Section 2.2(a) and (ii) the following convertible debentures (collectively, the "Surrendered Debentures") in full payment for the Debentures referenced in Section 2.2(b):

         (a) $31,706,000 in face amount of the Company's 5.25% convertible subordinated debentures due December 15, 2002 (together with all accrued interest thereon); and

         (b) $9,645,000 in face amount of the Company's 7.0% convertible subordinated debentures due June 1, 2004 (together with all accrued interest thereon).

         The Company hereby agrees that, promptly following its confirmation of its receipt of such consideration, the Company shall cause to be issued and delivered to HBK the HBK Debentures.

         Section 2.4 Representations and Warranties by the Company. In order to induce HBK to enter into this Agreement and to purchase the HBK Debentures, the Company hereby reaffirms and makes, for the benefit of HBK, each of the representations and warranties contained in Section 3.1 of the Purchase Agreement in the same manner and to the same extent as if HBK were a "Purchaser" and the HBK Debentures were "Securities," as such terms are utilized therein.


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         Section 2.5.      Representations and Warranties by HBK. In order to
induce the Company to enter into this Agreement and to issue the HBK Debentures, HBK hereby represents and warrants to the Company as of the date hereof, as follows:

         (a) HBK holds of record and owns beneficially the Surrendered Debentures free and clear of any restrictions on transfer (other than any restrictions under applicable federal and state securities law), liens, encumbrances, options, warrants, purchaser rights, contracts, commitments, equities, demands, pledges or other claims of any type. HBK is not a party to any option, warrant, purchase right or other contract or commitment that could require HBK to sell, transfer or otherwise dispose of all or any part of the Surrendered Debentures, and HBK has not otherwise sold, transferred or conveyed any interest in or rights to the Surrendered Debentures to any other person.

         (b) HBK hereby represents and makes, for the benefit of the Company, each of the "Purchaser" representations contained in
                  Section 3.2 of the Purchase Agreement (excluding, however,
                  Section 3.2(g)) in the manner and to the same extent as if HBK were a "Purchaser" and as if the HBK Debentures were "Securities," as such terms are utilized therein.

         Section 2.6. Survival of Representations and Warranties. The representations and warranties of the parties in this Agreement shall survive the closings and conveyances hereunder for a period of two (2) years from the date hereof, whereupon no further claim for a breach hereof or thereof may be asserted.

         Section 2.7 Registration Rights Agreement. The parties hereto acknowledge and agree to execute and deliver the Registration Rights Agreement simultaneously with the execution and delivery of this Agreement.

         Section 2.8. Effective Date. This Agreement shall be effective only upon or after the Initial Closing pursuant to the Purchase Agreement.

                                   ARTICLE III

                                 Miscellaneous.


         Section 14.1. No Waiver; Modifications in Writing. (a) No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to any party hereto at law or in equity. No waiver of or consent to any departure by any party hereto from any provision of this Agreement shall be effective unless in writing and signed by the party entitled to the benefit thereof. No


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amendment, modification or termination of any provision of this Agreement shall be effective unless in writing and signed by or on behalf of the parties hereto. Any amendment, supplement or modification of or to any of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given.

         Section 14.2. Notices. All notices and other communications required or permitted under this Agreement shall be in writing and, if mailed by prepaid registered or certified mail, return receipt requested, shall be deemed to have been received on the earlier of the date shown on the receipt or three
(3) Business Days after the post-mark date thereof. Notices may be given by recognized overnight courier services and shall be deemed to have been received as of the regularly scheduled time for delivery established by such courier service. In addition, notices hereunder may be delivered by hand in which event the notice shall be deemed effective when delivered or by telecopy in which case it shall be deemed effective upon confirmation of transmission. All notices and other communications under this Agreement shall be given to the parties hereto at the following addresses:

         If to Company:

                  Alterra Healthcare Corporation
                  10000 Innovation Drive
                  Milwaukee, Wisconsin 53226
                  Attention: President
                  Fax: (414) 918-5055

         With a copy to:

                  Rogers & Hardin
                  2700 International Tower
                  229 Peachtree Street, N.E.
                  Atlanta, Georgia, 30303
                  Attn: Alan Leet, Esq.
                  Fax: (404) 525-2224

         If to Purchasers:

                  RDVEPCO, L.L.C.
                  c/o RDV Corporation
                  126 Ottawa Avenue, N.W.
                  500 Grand Bank Building
                  Grand Rapids, Michigan 49503
                  Attention: Robert H. Schierbeek, Treasurer
                  Fax: (616) 454-4654


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                  and

                  Group One Investors, L.L.C.
                  c/o RDV Corporation
                  126 Ottawa Avenue, N.W.
                  500 Grand Bank Building
                  Grand Rapids, Michigan 49503
                  Attention: Robert H. Schierbeek, Treasurer
                  Fax: (616) 454-4654

                  and

                  Holiday Retirement 2000, LLC
                  c/o Emeritus Corporation
                  3131 Elliott Avenue
                  Suite 500
                  Seattle, Washington  98121
                  Attention:  Dan Baty
                  Fax:  (206) 378-4205

         With a copy to:

                  Hecht & Lentz
                  333 Bridge, N.W., Suite 330
                  Grand Rapids, MI 49504
                  Attention: David M. Hecht, Esq.
                  Fax: (616) 776-7203

                  and

                  Warner, Norcross & Judd LLP
                  111 Lyon Street, N.W.
                  900 Old Kent Building
                  Grand Rapids, Michigan 49503-2487
                  Attention: Bruce C. Young, Esq.
                  Fax: (616) 752-2500

         If to HBK:

                  c/o HBK Investments L.P.
                  300 Crescent Court, Suite 700
                  Dallas, TX  75201
                  Attention:  Jon L. Mosle
                  Fax: (214) 758-1253


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Any party hereto may change the address to which notices shall be directed under this Section by giving written notice of such change to the other parties.

         Section 14.3. Facsimile Signature; Execution in Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

         Section 14.4. Binding Effect; Assignment. The rights of Purchasers or HBK under this Agreement may not be assigned to any other Person except with the prior written consent of the Company. The rights of the Company under this Agreement may not be assigned. This Agreement shall be binding upon the Company and Purchasers and HBK, and their respective successors and permitted assigns. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement, and their respective successors and permitted assigns.

         Section 14.5. Governing Law. This Agreement shall be deemed to be a contract made under the laws of the State of Michigan, and for all purposes shall be construed in accordance with the laws of said state, without regard to principles of conflicts of laws.

         Section 14.6. Severability of Provisions. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 14.7. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein),
(b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, and (d) all references herein to sections, Schedules and Exhibits shall be construed to refer to sections of, and Schedules and Exhibits to, this Agreement.


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         Section 14.8.     Headings. The Article and Section headings used or
contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

         Section 14.9. No Reliance. Each party hereto acknowledges that it has obtained separate advice with respect to the legal, tax and accounting consequences of the transactions contemplated by this Agreement, and that it has neither sought nor relied upon any such advice from any other party hereto or its Affiliates.

         Section 14.10. Entire Agreement. This Agreement and the other documents delivered simultaneously herewith constitute the entire agreement among the parties with respect to the subject matter hereof.

         Section 14.11. Further Assurances. The Company, the Purchasers and HBK each will execute and deliver or cause to be executed and delivered such further instruments and do or cause to be done such further acts as may be reasonably necessary to carry out their respective obligations under this Agreement.

                        [SIGNATURES FOLLOW ON NEXT PAGE]


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                           ALTERRA HEALTHCARE CORPORATION

                                   By:/s/ William F. Lasky
                                      ------------------------------------------
                                   Name:  William F. Lasky
                                   Title:  Chief Executive Officer and President

                                   RDVEPCO, L.L.C.
                                   By: RDV Altco, L.L.C., a member
                                   By: RDV Corporation, a member

                                   By:/s/ Robert H. Schierbeek
                                      ------------------------------------------
                                   Name:
                                   Title:

                                   By: EDP Assisted Living Properties, L.L.C.,
                                             a member
                                   By: Elsa D. Prince Living Trust u/a dated
                                             January 24, 1976

                                   By:/s/ Elsa D. Prince
                                      ------------------------------------------
                                   Name: Elsa D. Prince
                                   Title: Trustee

                           GROUP ONE INVESTORS, L.L.C.
                                   By: RDV Corporation, its manager

                                   By: /s/ Robert H. Schierbeek
                                      ------------------------------------------
                                   Name:
                                   Title:

                           HOLIDAY RETIREMENT 2000, LLC

                                   By:/s/ Daniel R. Baty
                                      ------------------------------------------
                                   Name:  Daniel R. Baty
                                   Title: a member

                           ELSA D. PRINCE LIVING TRUST u/a dated
                                   January 24, 1976


                                   By:/s/ Elsa D. Prince
                                      ------------------------------------------
                                      Elsa D. Prince, as Trustee


                        [SIGNATURES FOLLOW ON NEXT PAGE]


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                           RDV MANOR CARE, L.L.C.
                                    By: RDV Corporation, its manager


                                    By: /s/ Robert H. Schierbeek
                                       -----------------------------------------
                                    Its:
                                        ----------------------------------------

                           HBK MASTER FUND L.P.

                                    By:  HBK Investments, L.P.,
                                            its investment manager

                                    By:/s/ Kevin A. O'Neal
                                       -----------------------------------------
                                    Name:  Kevin A. O'Neal
                                    Title:  Authorized Signatory


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